Exhibit 10.3

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS WARRANT UNDER SUCH ACT AND REGISTRATION OR QUALIFICATION UNDER ANY AND ALL APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

NORTH BAY RESOURCES, INC.
WARRANT TO PURCHASE COMMON STOCK

No. WA -___	Warrant to Purchase	Warrant Issue Date
	500,000 Shares of Common Stock	3/15/2012
(subject to adjustment)

THIS CERTIFIES THAT, for value received, the Holder identified below is entitled, subject to the terms and conditions of this Warrant, to purchase from North Bay Resources, Inc. a Delaware corporation, (the “Company”) up to the number of fully paid, non-assessable shares (the “Warrant Shares”) of the Common Stock of the Company set forth below, in whole or in part at any time and from time to time on or after the date first above written (the “Warrant Issue Date”, but not after 5:00 o’clock p.m. EST on the expiration date set forth below (the “Warrant Expiration Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly completed and executed, and simultaneous payment of the price below in the Notice of Exercise in lawful money of the United States in cash or by check acceptable to the Company.  The number of Warrant Shares for which this Warrant is exercisable and the Warrant Exercise Price are subject to adjustment as provided below.  The term “Warrant” as used herein shall include this Warrant and any warrant(s) delivered in substitution or exchange, as provided herein.

Initial address of Holder: 402 West Broadway, Suite 400, San Diego, CA 92101
Number of Shares: 500,000 Exercise Price/Share: $.09 per share
Warrant Expiration Date: 3/15/2017	At 5:00 p.m. local time of transfer agent.
Check ☐ if rider of additional terms and conditions is attached.

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1.  Definitions.  The following words and terms as used in this Warrant shall have the following meanings:

Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person’s successors and assigns, (B) to the Company, shall be deemed to include the Company’s successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

When used in this Warrant, the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section,” “Schedule,” and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

2.  No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

3.  Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4.  No stockholders rights until exercised.

(a) Warrant Holder is Not a Stockholder. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

(b) Rights Offering.  Notwithstanding the foregoing, in the event the Company should offer to all the Company’s stockholders the right to purchase any securities of the Company, then all of the Warrant Shares shall be deemed for such purpose to be outstanding and owned by the Holder as of the subscription date and the Holder shall be entitled to participate in such rights offering as if it were a stockholder.

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5.  Transfer of Warrant.

(a)  Warrant Register.  The Company will maintain a register (the “Warrant Register”) containing the name and address of the Holder of the Warrant any and any permitted transferee.  The Holder may change his address as shown on the Warrant Register by written notice to the Warrant Agent, named below, requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)  Warrant Agent.  The Company does hereby appoint its transfer agent as the Warrant Agent for the purpose of maintaining the Warrant Register referred to in Section 5(a) above, issuing the Warrant Shares, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing.  Thereafter, any such re-registration, change of address, issuance, exchange, or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c)  Transferability of Warrant.  THIS WARRANT MAY ONLY BE TRANSFERRED UPON COMPLIANCE WITH THE TERMS OF SECTIONS 5 and 9(f) AND ALL APPLICABLE SECURITIES LAWS.  Subject to the provisions of this Section 5, this Warrant or the Warrant Shares may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant or the Warrant Shares to the Company with written instructions for such transfer; provided, however, that the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company or is affiliated with any such competitor.  Upon such presentation for transfer, the Company or its Warrant Agent shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Holder or his transferee shall pay all expenses in connection with the preparation, transfer, issuance and delivery of Warrants under this Section 5.

(d)  Exchange of Warrant Upon a Transfer.  On surrender of this Warrant for transfer or exchange, with valid transfer instructions properly endorsed, and subject to the provisions of this Warrant with respect to compliance with applicable federal and state securities laws (the “Securities Laws”), and with the limitations on assignments and transfers contained in this Section 5, the Company at the Holder’s expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, or a portion hereof.

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(e)  Compliance With Securities Laws.

(i)  The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment and not with a view towards distribution or resale, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances that will not result in a violation of the Securities Laws.  The Holder represents and warrants that he understands and agrees that the Warrants and Warrant Shares are “restricted securities”, as defined in Rule 144 under the Securities Act of 1933, as amended, and are subject to a minimum holding period and other requirements that must be satisfied before and in connection with the sale of the Warrants or the Warrant Shares into the public securities market.  Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.  If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition to such Holder’s exercise of the Warrant that the Company receive such other representations as shall be reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate the United States’ or any state securities laws.

(ii) The Company covenants and agrees that all Warrant Shares that may be issued upon exercise of this Warrant will, upon issuance and payment therefore, be legally and validly issued and outstanding, fully paid and nonassessable.  The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

(iii)  All Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS SECURITY UNDER SUCH SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY AND ALL APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

6.  Increase in Number of Shares of Authorized Stock.  The Company covenants that during the term this Warrant is exercisable, the Company will, if necessary, amend its Articles of Incorporation or otherwise take such necessary action as to reserve sufficient reserves of shares of Common Stock for issuance upon exercise of this Warrant.

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7.  Amendments.

(a)  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

(b)  No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

8.  Adjustments.  The Exercise Price and the number of Warrant Shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)  Split, Subdivision or Combination of Shares.  If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities for which this Warrant is exercisable shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(b)  Reorganization, Reclassification, etc.  In case of any capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the Holder hereof would have been entitled if the Holder had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Exercise Price and of the number of Warrant Shares) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby.  The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder hereof at the address of such Holder appearing in the Warrant Register, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

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(c)  Notice of Adjustment of Warrant Exercise Price.  Upon any adjustment of the Warrant Exercise Price and the number of Warrant Shares, then the Company shall give notice thereof to the registered Holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Warrant Shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

9. Exercise of Warrant.  This Warrant may be exercised, in whole at any time or in part from time to time, commencing prior to its expiration date by the Holder by the surrender of this Warrant (with the Notice of Exercise form at the end hereof duly executed) at the address set forth in Subsection 10(g) hereof, together with proper payment of the aggregate Warrant Exercise Price, or the proportionate part thereof if this Warrant is exercised in part. Unless otherwise agreed in writing by both the Company and the Holder, at no time will the Holder be allowed to exercise this Warrant or a portion of this Warrant that would result in the Holder owning more than 9.99% of the common stock outstanding of the Company. For purposes of beneficial ownership calculations under Section 13d-3 of the 34 act, Holder will not be allowed to exercise this Warrant or a portion of this Warrant, if within 60 days prior to exercise, such exercise would result, or have resulted, in Holder owning more than 9.99% of the common stock outstanding of the Company. Payment for Warrant Shares shall be made by valid check payable to the order of the Company or by wire transfer of funds. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

10.  Miscellaneous.

(a)  Governing Law.  The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Warrant, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

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(b)  Business Day.  In the event the Expiration Date of this Warrant falls on a Saturday, Sunday or nationally recognized holiday, then the Holder shall have until the next business day to exercise this Warrant.

(c)  Severability.  If any provision of this Warrant is for any reason and to any extent held to be invalid or unenforceable, the remainder of this Warrant shall remain in full force and effect and shall be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Warrant with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

(d)  No Waiver.  The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

(e)  Successors.  The terms and conditions of this Warrant shall apply to and bind the heirs, successors, legal representatives and assigns of the parties.

(f)  Assignment.  This Warrant, and any right or obligation under this Warrant, may not be assigned or otherwise transferred by the Holder without the prior written consent of the Company.

(g)  Notice.  All notices and other communications under this Warrant shall be in writing and (i) if given to the Company or the transfer agent, sent by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or (ii) if given to the Holder, sent by first class mail, postage prepaid, in each case, to the following address:

If to the Company:
North Bay Resources Inc.
2120 Bethel Road
Lansdale, PA 19446

If to the Holder:
The most recent address set forth on the
Warrant Register

The Company’s address shall automatically change, without notice the Holder, to the address set forth in the Company’s most recent filing with the U.S. Securities and Exchange Commission.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issue Date first above written.

North Bay Resources Inc.

By:    /s/ Perry Leopold
Perry Leopold, CEO

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NOTICE OF WARRANT EXERCISE

TO:	NORTH BAY RESOURCES INC.

(1) The undersigned hereby elects to purchase _______ Warrant Shares of the Company pursuant to the terms of the attached Convertible Promissory Note with Tangiers Investors, LP dated March 15, 2012, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of certified check or bank wire, in lawful money of the United States.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered by physical delivery of a certificate to:

402 W. Broadway, Suite 400

San Diego, CA 92101

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:	Tangiers Investors, LP

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date: